                                   [GRAPHIC]

                                                  Annual Report October 31, 2000


Oppenheimer
Disciplined Value Fund

                                                     [LOGO OF OPPENHEIMER FUNDS]

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REPORT HIGHLIGHTS
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We moved to reposition the Fund in light of our disciplined management approach, based on fundamental and quantitative stock-selection models.

We increased the Fund's level of diversification by increasing the number of stocks in the portfolio.

        CONTENTS

1    President's Letter

3    An Interview with Your Fund's Managers

6    Fund Performance

12   Financial Statements

37   Independent Auditors' Report

38   Federal Income Tax Information

39   Officers and Directors


Average Annual
Total Returns*

For the 1-Year Period
Ended 10/31/00

Class A
Without          With
Sales Chg.       Sales Chg.
-----------------------------
-2.60%            -8.21%
Class B
Without          With
Sales Chg.       Sales Chg.
-----------------------------
-3.28%            -7.41%
Class C
Without          With
Sales Chg.       Sales Chg.
-----------------------------
-3.27%            -4.09%
Class Y
-----------------------------
-2.42%


*See Notes on page 10 for further details.

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PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Disciplined Value Fund


Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

     We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

     In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

     Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

                     1  OPPENHEIMER DISCIPLINED VALUE FUND
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PRESIDENT'S LETTER
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     What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

     At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, health-care and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

     In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 21, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.

                     2  OPPENHEIMER DISCIPLINED VALUE FUND
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AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

"We intend to maintain a balance of various sectors as we attempt to identify the stocks best able to weather market volatility and participate in market strength."

How would you characterize the Fund's performance during the fiscal year that ended October 31, 2000?

A. The past 12 months saw a relatively difficult market environment, particularly for the value-type holdings in which Oppenheimer Disciplined Value Fund invests. However, the Fund performed relatively well compared to the broad market, the S&P 500 Index, towards the latter portion of the reporting period. While this report covers the performance of the Fund during the entire period from November 1, 1999 through October 31, 2000, Charles Albers and Nikolaos Monoyios became the Fund's managers on June 12, 2000.

What is the Fund's investment approach?

We employ a disciplined investment process that combines technical and fundamental analyses. We evaluate both the historical and current macroeconomic environment to help determine sector weightings. In addition, our research team utilizes fundamental analysis to evaluate quality of management, legal or accounting issues and external competitive standing.

How did your management approach affect the Fund's portfolio and performance?

Because of expected ongoing market volatility, we diversified the Fund's holdings across several sectors. As a result we increased our weight in technology stocks and more energy-sector stocks and reduced our holdings in the financial and healthcare sectors. We also moved to increase the total number of stocks held by the Fund, increasing diversification and reducing specific stock risk.



                     3  OPPENHEIMER DISCIPLINED VALUE FUND

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AN INTERVIEW WITH YOUR FUND'S MANAGERS
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Average Annual
Total Returns
For the Periods Ended 9/30/00/2/

Class A
1-Year      5-Year 10-Year
----------------------------------
-3.82%      8.54%  14.45%

Class B            Since
1-Year      5-Year Inception
----------------------------------
-3.01%      N/A    9.04%

Class C            Since
1-Year      5-Year Inception
----------------------------------
0.47%       N/A    7.54%

Class Y            Since
1-Year      5-Year Inception
----------------------------------
2.28%       N/A    7.48%

     Within technology, our largest single sector, we invested primarily in well-known industry leaders, such as Intel Corp., Oracle Corp., Sun Microsystems, Inc., and Cisco Systems, Inc./1/ These stocks rose and fell along with the choppy market for most technology stocks. However, our stock-selection models led us to avoid some of the sector's poorest performers, including several major, large-cap technology stocks that lost a significant percentage of their value in the wake of disappointing earnings and other business problems. Among energy stocks, our models led us to invest in large oil-services companies, such as Exxon Mobil Corp., as well as a number of smaller offshore drillers and exploration enterprises, most of which performed well in an environment of rising energy prices./1/

What is your outlook for the coming months?

The outlook for interest rates and economic growth remains cloudy, with powerful forces simultaneously pulling the market in different directions. Until conditions become clearer, market volatility is likely to remain high. We will continue to focus on large cap stocks in this environment. In addition we will maintain a balance of various sectors as we attempt to identify the stocks best able to weather market volatility and participate in market strength. Of course, our in-depth analysis constantly monitors potentially changing stock data, and we will adjust the portfolio accordingly.

     Whatever the coming year brings, we remain committed to our disciplined investment approach and that's why we believe Oppenheimer Disciplined Value Fund remains a part of The Right Way to Invest.

1. See Statement of Investments for a complete list of investments as of October 31, 2000.

2. See notes on page 10 for further details.

                     4  OPPENHEIMER DISCIPLINED VALUE FUND

Sector Allocation/3/



          [GRAPH]



 .    Technology          29.3%
         Electronics     11.5
         Computer
         Software         6.0
         Computer
         Hardware         5.4
         Communications
         Equipment        5.1
         Computer
         Services         1.3
 .    Energy              13.7
 .    Capital Goods       12.9
 .    Financial           11.6
 .    Healthcare           9.6
 .    Consumer
      Staples             8.2
 .    Consumer
      Cyclicals           7.0
 .    Communication
      Services            3.8
 .    Utilities            1.6
 .    Basic Materials      1.2
 .    Transportation       1.1


Top Ten Common Stock Holdings/4/
--------------------------------------------------------------------------------
General Electric Co.                                                       4.1%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        3.1
--------------------------------------------------------------------------------
Intel Corp.                                                                3.0
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          2.9
--------------------------------------------------------------------------------
Citigroup, Inc.                                                            2.5
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                       2.5
--------------------------------------------------------------------------------
Oracle Corp.                                                               2.2
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                      2.1
--------------------------------------------------------------------------------
Pfizer, Inc.                                                               2.0
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                          2.0

Top Five Common Stock Industries/4/
--------------------------------------------------------------------------------
Electronics                                                               10.7%
--------------------------------------------------------------------------------
Healthcare/Drugs                                                           8.3
--------------------------------------------------------------------------------
Oil: Domestic                                                              6.7
--------------------------------------------------------------------------------
Electrical Equipment                                                       6.7
--------------------------------------------------------------------------------
Diversified Financial                                                      5.8



3. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on total market value of common stock.

4. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on net assets.

                     5  OPPENHEIMER DISCIPLINED VALUE FUND

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FUND PERFORMANCE
--------------------------------------------------------------------------------

How Has the Fund Performed?

Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended October 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended October 31, 2000, the U.S. economy enjoyed strong growth. Market strength was concentrated in growth-oriented stocks in late 1999 and early 2000, undermining the performance of the Fund's largely value-oriented holdings. In mid-March 2000, concerns over rising interest rates caused technology stocks to fall sharply and shifted the market's direction in favor of value-oriented stocks until late May. Energy stocks performed well in response to rising oil and gas prices during the period. Charles Albers and Nikolaos Monoyios assumed management of the Fund in June 2000 and sought to diversify the portfolio among a greater number of individual securities. As a result of these changes, the Fund performed relatively well during the closing months of the period. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2000. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the class on October 2, 1995. In the case of Class C shares, performance is measured from inception of the class on May 1, 1996. In the case of Class Y shares, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

                     6  OPPENHEIMER DISCIPLINED VALUE FUND

     The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.



                     7  OPPENHEIMER DISCIPLINED VALUE FUND
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FUND PERFORMANCE
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Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Disciplined Value Fund (Class A)
     S&P 500 Index

                                    [GRAPH]

                    Class A
              Value of Investment
                    in Fund         S&P 500

12/31/90              9,425          10,000
 3/31/91             10,885          11,450
 6/30/91             10,901          11,423
 9/30/91             11,845          12,032
12/31/91             12,904          13,040
 3/31/92             13,226          12,711
 6/30/92             12,940          12,952
 9/30/92             13,081          13,361
12/31/92             14,451          14,032
 3/31/93             15,611          14,644
 6/30/93             16,493          14,715
 9/30/93             17,231          15,094
12/31/93             17,472          15,443
 3/31/94             17,069          14,859
 6/30/94             16,734          14,921
 9/30/94             17,590          15,649
12/31/94             17,358          15,646
 3/31/95             18,886          17,168
 6/30/95             20,488          18,804
 9/30/95             22,230          20,298
12/31/95             23,676          21,519
 3/31/96             24,804          22,674
 6/30/96             25,116          23,690
 9/30/96             25,814          24,422
10/31/96             26,378          25,096
 1/31/97             29,183          28,108
 4/30/97             29,197          28,787
 7/31/97             34,453          34,444
10/31/97             33,659          33,151
 1/31/98             34,145          35,669
 4/30/98             38,463          40,609
 7/31/98             36,110          41,093
10/31/98             34,414          40,448
 1/31/99             38,254          47,266
 4/30/99             38,564          49,473
 7/31/99             37,909          49,395
10/31/99             35,652          50,828
 1/31/2000           33,543          52,153
 4/30/2000           36,108          54,480
 7/31/2000           35,314          53,823
10/31/2000           34,724          53,918

Average Annual Total Return of Class A Shares of the Fund at 10/31/00/2/ 1-Year -8.21% 5-Year 8.35% 10-Year 14.17%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Disciplined Value Fund (Class B)
     S&P 500 Index
                                    [GRAPH]

                 Class B
                   Fund          S&P 500

 10/2/95           10,000         10,000
12/31/95           10,804         10,602
 3/31/96           11,294         11,170
 6/30/96           11,399         11,671
 9/30/96           11,683         12,032
10/31/96           11,930         12,364
 1/31/97           13,169         13,848
 4/30/97           13,143         14,183
 7/31/97           15,487         16,969
10/31/97           15,105         16,332
 1/31/98           15,287         17,573
 4/30/98           17,188         20,007
 7/31/98           16,114         20,245
10/31/98           15,327         19,928
 1/31/99           17,002         23,286
 4/30/99           17,109         24,374
 7/31/99           16,780         24,335
10/31/99           15,754         25,041
 1/31/2000         14,798         25,694
 4/30/2000         15,901         26,841
 7/31/2000         15,515         26,517
10/31/2000         15,142         26,563

Average Annual Total Return of Class B Shares of the Fund at 10/31/00/2/ 1-Year -7.41% 5-Year 8.67% Life 8.51%

1. The Fund changed its fiscal year-end from 12/31 to 10/31.
2. See page 10 for further details.

                     8  OPPENHEIMER DISCIPLINED VALUE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Disciplined Value Fund (Class C)
     S&P 500 Index


                                    [GRAPH]

                 Class C
                   Fund            S&P 500

 5/1/96           10,000           10,000
 6/30/96          10,061           10,297
 9/30/96          10,314           10,615
10/31/96          10,535           10,908
 1/31/97          11,629           12,217
 4/30/97          11,606           12,512
 7/31/97          13,676           14,971
10/31/97          13,341           14,409
 1/31/98          13,508           15,503
 4/30/98          15,186           17,650
 7/31/98          14,233           17,861
10/31/98          13,537           17,581
 1/31/99          15,012           20,544
 4/30/99          15,115           21,503
 7/31/99          14,821           21,469
10/31/99          13,918           22,092
 1/31/2000        13,070           22,668
 4/30/2000        14,049           23,679
 7/31/2000        13,712           23,394
10/31/2000        13,463           23,435

Average Annual Total Return of Class C Shares of the Fund at 10/31/00/2/ 1-Year -4.09% Life 6.83%

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Disciplined Value Fund (Class Y)
     S&P 500 Index


                                    [GRAPH]

                  Class Y
                   Fund            S&P 500

12/16/96          10,000           10,000
 1/31/97          10,699           10,624
 4/30/97          10,693           10,881
 7/31/97          12,637           13,019
10/31/97          12,362           12,531
 1/31/98          12,552           13,482
 4/30/98          14,145           15,349
 7/31/98          13,292           15,532
10/31/98          12,687           15,289
 1/31/99          14,111           17,866
 4/30/99          14,238           18,700
 7/31/99          13,984           18,670
10/31/99          13,170           19,212
 1/31/2000        12,392           19,713
 4/30/2000        13,355           20,593
 7/31/2000        13,062           20,344
10/31/2000        12,851           20,380

Average Annual Total Return of Class Y Shares of the Fund at 10/31/00/2/ 1-Year -2.42% Life 6.69%

The performance information for the S&P 500 Index in the graphs begins on 12/31/90 for Class A, 9/30/95 for Class B, 4/30/96 for Class C, and 12/31/96 for Class Y.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

                     9  OPPENHEIMER DISCIPLINED VALUE FUND

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NOTES
--------------------------------------------------------------------------------
In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                    10   OPPENHEIMER DISCIPLINED VALUE FUND

                                                                      Financials






                    11   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS October 31, 2000
--------------------------------------------------------------------------------
                                                                    Market Value
                                                 Shares             See Note 1
================================================================================
Common Stocks--93.3%
--------------------------------------------------------------------------------
Basic Materials--1.2%
--------------------------------------------------------------------------------
Chemicals--0.5%
Dow Chemical Co.                                     40,800        $  1,249,500
--------------------------------------------------------------------------------
Metals--0.4%
Alcoa, Inc.                                          33,400             958,162
--------------------------------------------------------------------------------
Paper--0.3%
Rayonier, Inc.                                        4,500             158,344
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                     12,800             600,800
                                                                     -----------
                                                                        759,144
--------------------------------------------------------------------------------
Capital Goods--12.0%
--------------------------------------------------------------------------------
Aerospace/Defense--0.9%
Boeing Co.                                           31,700           2,149,656
--------------------------------------------------------------------------------
General Dynamics Corp.                                2,000             143,125
                                                                     -----------
                                                                      2,292,781
--------------------------------------------------------------------------------
Electrical Equipment--6.7%
AVX Corp.                                            37,800           1,082,025
--------------------------------------------------------------------------------
Emerson Electric Co.                                  5,700             418,594
--------------------------------------------------------------------------------
General Electric Co.                                190,000          10,414,375
--------------------------------------------------------------------------------
Integrated Device Technology, Inc./1/                57,200           3,221,075
--------------------------------------------------------------------------------
Molex, Inc., Cl. A                                   10,200             400,987
--------------------------------------------------------------------------------
Powerwave Technologies, Inc./1/                       1,200              57,750
--------------------------------------------------------------------------------
Symbol Technologies, Inc.                             1,200              54,525
--------------------------------------------------------------------------------
Vishay Intertechnology, Inc./1/                      50,550           1,516,500
                                                                     -----------
                                                                     17,165,831
--------------------------------------------------------------------------------
Industrial Services--0.5%
Miller (Herman), Inc.                                52,000           1,358,500
--------------------------------------------------------------------------------
Robert Half International, Inc./1/                    1,000              30,500
                                                                     -----------
                                                                      1,389,000
--------------------------------------------------------------------------------
Manufacturing--3.9%
Ball Corp.                                           32,400           1,138,050
--------------------------------------------------------------------------------
Cooper Industries, Inc.                              23,300             891,225
--------------------------------------------------------------------------------
Dover Corp.                                          72,900           3,093,694
--------------------------------------------------------------------------------
Honeywell International, Inc.                        10,000             538,125
--------------------------------------------------------------------------------
Microchip Technology, Inc./1/                         1,400              44,275
--------------------------------------------------------------------------------
Millipore Corp.                                         700              36,750
--------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                 21,200           2,048,450
--------------------------------------------------------------------------------
Plexus Corp./1/                                         500              31,531

                    12   OPPENHEIMER DISCIPLINED VALUE FUND

                                                                  Market Value
                                                   Shares          See Note 1
--------------------------------------------------------------------------------
Manufacturing Continued
Tektronix, Inc.                                         2,000     $  142,500
--------------------------------------------------------------------------------
Textron, Inc.                                          32,500      1,639,219
--------------------------------------------------------------------------------
United Technologies Corp.                               3,900        272,269
                                                                  --------------
                                                                   9,876,088
--------------------------------------------------------------------------------
Communication Services--3.6%
--------------------------------------------------------------------------------
Telecommunications: Long Distance--1.1%
Broadcom Corp., Cl. A/1/                                2,400        533,700
--------------------------------------------------------------------------------
Broadwing, Inc./1/                                      2,500         70,625
--------------------------------------------------------------------------------
Brocade Communications Systems, Inc./1/                 2,400        545,700
--------------------------------------------------------------------------------
Comverse Technology, Inc./1/                            3,800        424,650
--------------------------------------------------------------------------------
Exodus Communications, Inc./1/                          2,500         83,906
--------------------------------------------------------------------------------
Qwest Communications International, Inc./1/            19,600        953,050
--------------------------------------------------------------------------------
Time Warner Telecom, Inc., Cl. A/1/                       700         41,737
--------------------------------------------------------------------------------
Tollgrade Communications, Inc./1/                         600         57,450
                                                                  --------------
                                                                   2,710,818
--------------------------------------------------------------------------------
Telephone Utilities--2.1%
BellSouth Corp.                                        76,100      3,676,581
--------------------------------------------------------------------------------
SBC Communications, Inc.                               29,000      1,672,937
                                                                  --------------
                                                                   5,349,518
--------------------------------------------------------------------------------
Telecommunications: Wireless--0.4%
Amdocs Ltd./1/                                          4,700        304,619
--------------------------------------------------------------------------------
AT&T Wireless Group/1/                                 19,800        493,762
--------------------------------------------------------------------------------
Phone.com, Inc./1/                                      1,300        120,331
                                                                  --------------
                                                                     918,712
--------------------------------------------------------------------------------
Consumer Cyclicals--6.5%
--------------------------------------------------------------------------------
Autos & Housing--0.6%
Fortune Brands, Inc.                                    4,100        120,694
--------------------------------------------------------------------------------
Stanley Works (The)                                    52,600      1,400,475
--------------------------------------------------------------------------------
Vulcan Materials Co.                                    2,800        117,600
                                                                  --------------
                                                                   1,638,769
--------------------------------------------------------------------------------
Consumer Services--0.0%
TMP Worldwide, Inc./1/                                    400         27,844
--------------------------------------------------------------------------------
Leisure & Entertainment--0.3%
MGM Mirage, Inc.                                       11,000        380,187
--------------------------------------------------------------------------------
Park Place Entertainment Corp./1/                      34,600        441,150
--------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.               1,100         32,587
                                                                  --------------
                                                                     853,924

                    13   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS Continued
-------------------------------------------------------------------------------
                                                                   Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
Media--2.1%
Deluxe Corp.                                            1,700     $    38,356
--------------------------------------------------------------------------------
Gannett Co., Inc.                                      18,400       1,067,200
--------------------------------------------------------------------------------
Harte-Hanks, Inc.                                      44,200         977,925
--------------------------------------------------------------------------------
Interpublic Group of Cos., Inc.                         5,400         231,862
--------------------------------------------------------------------------------
Knight-Ridder, Inc.                                    35,100       1,763,775
--------------------------------------------------------------------------------
New York Times Co., Cl. A                              13,000         477,750
--------------------------------------------------------------------------------
Readers Digest Assn., Inc. (The), Cl. A                14,300         524,631
--------------------------------------------------------------------------------
USA Networks, Inc./1/                                  20,400         413,100
                                                                  --------------
                                                                    5,494,599
--------------------------------------------------------------------------------
Retail: General--2.9%
Kohl's Corp./1/                                         3,600         195,075
--------------------------------------------------------------------------------
May Department Stores Co.                              11,800         309,750
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                    48,000       1,427,040
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                 119,000       5,399,625
                                                                  --------------
                                                                    7,331,490
--------------------------------------------------------------------------------
Retail: Specialty--0.5%
Best Buy Co., Inc./1/                                  12,400         622,325
--------------------------------------------------------------------------------
BJ's Wholesale Club, Inc./1/                            2,500          82,344
--------------------------------------------------------------------------------
CDW Computer Centers, Inc./1/                             600          38,662
--------------------------------------------------------------------------------
Intimate Brands, Inc., Cl. A                            1,500          35,812
--------------------------------------------------------------------------------
Tiffany & Co.                                          12,000         512,250
                                                                  --------------
                                                                    1,291,393

Textile/Apparel & Home Furnishings--0.1%
Liz Claiborne, Inc.                                     4,000         170,000
--------------------------------------------------------------------------------
Consumer Staples--7.6%
--------------------------------------------------------------------------------
Beverages--1.9%
Adolph Coors Co., Cl. B                                15,100         961,681
--------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                              50,200       2,296,650
--------------------------------------------------------------------------------
Coca-Cola Co. (The)                                     8,800         531,300
--------------------------------------------------------------------------------
PepsiCo, Inc.                                          22,000       1,065,625
                                                                  --------------
                                                                    4,855,256

Broadcasting--0.2%
AT&T Corp./Liberty Media Corp., Cl. A/1/               27,100         487,800
--------------------------------------------------------------------------------
Gemstar-TV Guide International, Inc./1/                 1,800         123,412
                                                                  --------------
                                                                      611,212

                    14   OPPENHEIMER DISCIPLINED VALUE FUND

                                                                  Market Value
                                                      Shares       See Note 1
--------------------------------------------------------------------------------
Entertainment--0.8%
Brinker International, Inc./1/                         3,800      $  149,150
--------------------------------------------------------------------------------
Darden Restaurants, Inc.                              48,800       1,098,000
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B/1/                                15,000         853,125
--------------------------------------------------------------------------------
Wendy's International, Inc.                            4,000          87,000
                                                                  --------------
                                                                   2,187,275

--------------------------------------------------------------------------------
Food--1.3%
ConAgra Foods, Inc.                                   25,842         552,373
--------------------------------------------------------------------------------
Heinz (H.J.) Co.                                       6,300         264,206
--------------------------------------------------------------------------------
Keebler Foods Co.                                     35,600       1,441,800
--------------------------------------------------------------------------------
Quaker Oats Co.                                        1,700         138,656
--------------------------------------------------------------------------------
Sysco Corp.                                           16,100         840,219
--------------------------------------------------------------------------------
Wrigley William Jr. Co.                                  400          31,675
                                                                  --------------
                                                                   3,268,929

--------------------------------------------------------------------------------
Food & Drug Retailers--0.4%
Kroger Co./1/                                          3,700          83,481
--------------------------------------------------------------------------------
Safeway, Inc./1/                                       5,000         273,437
--------------------------------------------------------------------------------
Walgreen Co.                                          13,400         611,375
                                                                  --------------
                                                                     968,293

--------------------------------------------------------------------------------
Household Goods--3.0%
Clorox Co. (The)                                       3,000         133,875
--------------------------------------------------------------------------------
Colgate-Palmolive Co.                                 17,000         998,920
--------------------------------------------------------------------------------
Estee Lauder Cos., Inc. (The), Cl. A                   1,300          60,369
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                  97,000       6,402,000
                                                                  --------------
                                                                   7,595,164
--------------------------------------------------------------------------------
Energy--12.7%
--------------------------------------------------------------------------------
Energy Services--2.8%
Coastal Corp.                                          4,100         309,294
--------------------------------------------------------------------------------
ENSCO International, Inc.                             57,800       1,921,850
--------------------------------------------------------------------------------
Global Marine, Inc./1/                                93,100       2,467,150
--------------------------------------------------------------------------------
Noble Drilling Corp./1/                               30,000       1,246,875
--------------------------------------------------------------------------------
Santa Fe International Corp.                          30,000       1,095,000
--------------------------------------------------------------------------------
Schlumberger Ltd.                                      2,200         167,475
--------------------------------------------------------------------------------
Smith International, Inc./1/                           1,100          77,550
                                                                  --------------
                                                                   7,285,194

                    15   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------
                                                                   Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
Oil: Domestic--6.7%
Amerada Hess Corp.                                      6,600     $   409,200
--------------------------------------------------------------------------------
Apache Corp.                                           20,800       1,150,500
--------------------------------------------------------------------------------
Chevron Corp.                                          25,600       2,102,400
--------------------------------------------------------------------------------
Devon Energy Corp.                                     17,000         856,800
--------------------------------------------------------------------------------
EOG Resources, Inc.                                    30,000       1,181,250
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                      83,218       7,422,005
--------------------------------------------------------------------------------
Murphy Oil Corp.                                       23,600       1,367,325
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                             13,300         264,337
--------------------------------------------------------------------------------
Phillips Petroleum Co.                                 12,800         790,400
--------------------------------------------------------------------------------
Texaco, Inc.                                           21,500       1,269,844
--------------------------------------------------------------------------------
Tosco Corp.                                            10,000         286,250
--------------------------------------------------------------------------------
Unocal Corp.                                            1,900          64,837
--------------------------------------------------------------------------------
Valero Energy Corp.                                       900          29,756
                                                                  --------------
                                                                   17,194,904

Oil: International--3.2%
Anderson Exploration Ltd./1/                           65,000       1,191,645
--------------------------------------------------------------------------------
Berkley Petroleum Corp./1/                             75,000         392,850
--------------------------------------------------------------------------------
Canadian Natural Resources Ltd./1/                     48,000       1,414,260
--------------------------------------------------------------------------------
Husky Energy, Inc./1/                                  21,425         169,038
--------------------------------------------------------------------------------
Paramount Resources Ltd.                               40,000         412,493
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                   62,600       3,716,875
--------------------------------------------------------------------------------
Talisman Energy, Inc./1/                               30,000         941,858
                                                                  --------------
                                                                    8,239,019
--------------------------------------------------------------------------------
Financial--10.8%
--------------------------------------------------------------------------------
Banks--1.5%
Bank of America Corp.                                     800          38,450
--------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                        2,300         132,394
--------------------------------------------------------------------------------
BB&T Corp.                                              4,500         143,437
--------------------------------------------------------------------------------
Firstar Corp.                                           7,400         145,687
--------------------------------------------------------------------------------
FleetBoston Financial Corp.                            14,100         535,800
--------------------------------------------------------------------------------
Mellon Financial Corp.                                  3,100         149,575
--------------------------------------------------------------------------------
State Street Corp.                                      3,100         386,694
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                                    1,100          53,694
--------------------------------------------------------------------------------
Wachovia Corp.                                         15,600         842,400
--------------------------------------------------------------------------------
Wells Fargo Co.                                        30,100       1,394,006
                                                                  --------------
                                                                    3,822,137

                    16   OPPENHEIMER DISCIPLINED VALUE FUND

                                                                  Market Value
                                                     Shares        See Note 1
--------------------------------------------------------------------------------
Diversified Financial--5.8%
Bear Stearns Cos., Inc.                                1,600     $    97,000
--------------------------------------------------------------------------------
Citigroup, Inc.                                      122,666       6,455,298
--------------------------------------------------------------------------------
Convergys Corp./1/                                     3,100         135,044
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                        7,700         768,556
--------------------------------------------------------------------------------
Household International, Inc.                          4,200         211,312
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                        13,800         890,100
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                             19,400       1,358,000
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                      26,800       2,152,375
--------------------------------------------------------------------------------
PaineWebber Group, Inc.                               15,500       1,104,375
--------------------------------------------------------------------------------
PMI Group, Inc. (The)                                 16,000       1,182,000
--------------------------------------------------------------------------------
Schwab (Charles) Corp.                                14,100         495,262
                                                                 ---------------
                                                                  14,849,322
--------------------------------------------------------------------------------
Insurance--3.5%
AFLAC, Inc.                                            6,700         489,519
--------------------------------------------------------------------------------
Allmerica Financial Corp.                              5,400         340,537
--------------------------------------------------------------------------------
American International Group, Inc.                    45,600       4,468,800
--------------------------------------------------------------------------------
AXA Financial, Inc.                                   29,700       1,605,656
--------------------------------------------------------------------------------
Chubb Corp.                                            3,400         287,087
--------------------------------------------------------------------------------
Cigna Corp.                                           10,600       1,292,670
--------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                4,000         297,750
--------------------------------------------------------------------------------
MetLife, Inc./1/                                       3,900         107,737
--------------------------------------------------------------------------------
Radian Group, Inc.                                       700          49,612
                                                                 ---------------
                                                                   8,939,368
--------------------------------------------------------------------------------
Healthcare--9.0%
--------------------------------------------------------------------------------
Healthcare/Drugs--8.3%
Alpharma, Inc., Cl. A                                  1,500          58,219
--------------------------------------------------------------------------------
American Home Products Corp.                          15,700         996,950
--------------------------------------------------------------------------------
Chiron Corp./1/                                        6,300         272,869
--------------------------------------------------------------------------------
Forest Laboratories, Inc./1/                           1,000         132,500
--------------------------------------------------------------------------------
Genentech, Inc./1/                                    12,800       1,056,000
--------------------------------------------------------------------------------
HCA-Healthcare Corp. (The)                           102,000       4,073,625
--------------------------------------------------------------------------------
Immunex Corp./1/                                       2,100          89,381
--------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc./1/                        1,100          40,288
--------------------------------------------------------------------------------
IVAX Corp./1/                                          7,000         304,500
--------------------------------------------------------------------------------
Lilly (Eli) & Co.                                     11,400       1,018,875
--------------------------------------------------------------------------------
Merck & Co., Inc.                                     55,500       4,991,531
--------------------------------------------------------------------------------
Pfizer, Inc.                                         116,800       5,044,300
--------------------------------------------------------------------------------
Pharmacia Corp.                                       25,300       1,391,500
--------------------------------------------------------------------------------
Schering-Plough Corp.                                 16,000         827,000
                                                                 ---------------

                    17   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
Healthcare/Drugs Continued
Sepracor, Inc./1/                                       1,200     $    81,750
--------------------------------------------------------------------------------
Trigon Healthcare, Inc./1/                              6,000         430,125
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                3,400         371,875
                                                                  --------------
                                                                   21,181,288
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.7%
Cardinal Health, Inc.                                   3,400         322,150
--------------------------------------------------------------------------------
Medtronic, Inc.                                        12,000         651,750
--------------------------------------------------------------------------------
Oxford Health Plans, Inc./1/                            1,100          37,125
--------------------------------------------------------------------------------
PE Corp.-PE Biosystems Group                            3,900         456,300
--------------------------------------------------------------------------------
Techne Corp./1/                                           200          22,550
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                                  5,800         228,013
                                                                  --------------
                                                                    1,717,888
--------------------------------------------------------------------------------
Technology--27.3%
--------------------------------------------------------------------------------
Computer Hardware--5.0%
3Com Corp./1/                                           7,500         133,125
--------------------------------------------------------------------------------
Cabletron Systems, Inc./1/                              2,500          67,813
--------------------------------------------------------------------------------
Compaq Computer Corp.                                  20,500         623,405
--------------------------------------------------------------------------------
Dell Computer Corp./1/                                 34,200       1,008,900
--------------------------------------------------------------------------------
Digital Lightwave, Inc./1/                                600          30,413
--------------------------------------------------------------------------------
EMC Corp./1/                                           10,800         961,875
--------------------------------------------------------------------------------
Gateway, Inc./1/                                        7,900         407,719
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                    49,800       2,312,588
--------------------------------------------------------------------------------
International Business Machines Corp.                   2,300         226,550
--------------------------------------------------------------------------------
Juniper Networks, Inc./1/                               2,500         487,500
--------------------------------------------------------------------------------
Network Appliance, Inc./1/                             10,700       1,273,300
--------------------------------------------------------------------------------
Redback Networks, Inc./1/                               3,800         404,463
--------------------------------------------------------------------------------
Sun Microsystems, Inc./1/                              44,500       4,933,938
                                                                  --------------
                                                                   12,871,589
--------------------------------------------------------------------------------
Computer Services--1.2%
Automatic Data Processing, Inc.                        19,700       1,286,656
--------------------------------------------------------------------------------
Commerce One, Inc./1/                                   3,000         192,563
--------------------------------------------------------------------------------
First Data Corp.                                       18,700         937,338
--------------------------------------------------------------------------------
Fiserv, Inc./1/                                         1,300          68,169
--------------------------------------------------------------------------------
Paychex, Inc.                                           6,000         340,125
--------------------------------------------------------------------------------
Sycamore Networks, Inc./1/                              2,600         164,450
                                                                  --------------
                                                                    2,989,301

                    18   OPPENHEIMER DISCIPLINED VALUE FUND

                                                                 Market Value
                                                      Shares      See Note 1
--------------------------------------------------------------------------------
Computer Software--5.6%
Ariba, Inc./1/                                         2,300     $   290,663
--------------------------------------------------------------------------------
BEA Systems, Inc./1/                                   4,500         322,875
--------------------------------------------------------------------------------
BroadVision, Inc./1/                                   2,500          74,375
--------------------------------------------------------------------------------
Cadence Design Systems, Inc./1/                        3,800          97,613
--------------------------------------------------------------------------------
Computer Associates International, Inc.                8,300         264,563
--------------------------------------------------------------------------------
Computer Sciences Corp.                                3,300         207,900
--------------------------------------------------------------------------------
i2 Technologies, Inc./1/                               3,400         578,000
--------------------------------------------------------------------------------
Internet Security Systems, Inc./1/                       300          26,475
--------------------------------------------------------------------------------
Interwoven, Inc./1/                                      600          60,450
--------------------------------------------------------------------------------
Macromedia, Inc./1/                                      700          53,944
--------------------------------------------------------------------------------
Mercury Interactive Corp./1/                             600          66,600
--------------------------------------------------------------------------------
Micromuse, Inc./1/                                       300          50,906
--------------------------------------------------------------------------------
Microsoft Corp./1/                                    11,100         764,513
--------------------------------------------------------------------------------
Nuance Communications, Inc./1/                           300          25,875
--------------------------------------------------------------------------------
Oracle Corp./1/                                      167,000       5,511,000
--------------------------------------------------------------------------------
Portal Software, Inc./1/                               3,400         119,638
--------------------------------------------------------------------------------
Rational Software Corp./1/                             5,200         310,375
--------------------------------------------------------------------------------
Siebel Systems, Inc./1/                               10,900       1,143,819
--------------------------------------------------------------------------------
Software.com, Inc./1/                                  1,000         149,000
--------------------------------------------------------------------------------
Symantec Corp./1/                                     32,700       1,277,344
--------------------------------------------------------------------------------
TIBCO Software, Inc./1/                                3,300         207,900
--------------------------------------------------------------------------------
VeriSign, Inc./1/                                      6,700         884,400
--------------------------------------------------------------------------------
Veritas Software Corp./1/                             10,000       1,410,156
--------------------------------------------------------------------------------
Yahoo!, Inc./1/                                        6,100         357,613
                                                                 ---------------
                                                                  14,255,997
--------------------------------------------------------------------------------
Communications Equipment--4.8%
ADC Telecommunications, Inc./1/                       83,400       1,782,675
--------------------------------------------------------------------------------
Advanced Fibre Communications, Inc./1/                 2,200          71,638
--------------------------------------------------------------------------------
CIENA Corp./1/                                         6,800         714,850
--------------------------------------------------------------------------------
Cisco Systems, Inc./1/                               145,000       7,811,875
--------------------------------------------------------------------------------
Extreme Networks, Inc./1/                              1,700         140,994
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc./1/                  15,600       1,028,625
--------------------------------------------------------------------------------
Newport Corp.                                          1,100         125,623
--------------------------------------------------------------------------------
Tellabs, Inc./1/                                      11,500         574,281
                                                                 ---------------
                                                                  12,250,561

                    19   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Electronics--10.7%
Altera Corp./1/                                          14,400   $     589,500
--------------------------------------------------------------------------------
Analog Devices, Inc./1/                                  20,000       1,300,000
--------------------------------------------------------------------------------
Applied Materials, Inc./1/                               29,300       1,556,563
--------------------------------------------------------------------------------
Atmel Corp./1/                                           28,800         430,200
--------------------------------------------------------------------------------
Avnet, Inc.                                               1,000          26,875
--------------------------------------------------------------------------------
Dallas Semiconductor Corp.                               83,200       3,296,800
--------------------------------------------------------------------------------
GlobeSpan, Inc./1/                                        1,800         138,488
--------------------------------------------------------------------------------
Intel Corp.                                             169,800       7,641,000
--------------------------------------------------------------------------------
International Rectifier Corp./1/                          4,300         191,888
--------------------------------------------------------------------------------
KLA Instruments Corp./1/                                 10,000         338,125
--------------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc./1/                      79,400       1,166,188
--------------------------------------------------------------------------------
Lattice Semiconductor Corp./1/                           13,200         385,275
--------------------------------------------------------------------------------
Linear Technology Corp.                                  12,300         794,119
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc./1/                        9,300         616,706
--------------------------------------------------------------------------------
Micrel, Inc./1/                                             600          27,150
--------------------------------------------------------------------------------
Micron Technology, Inc./1/                               15,100         524,725
--------------------------------------------------------------------------------
Motorola, Inc.                                           25,200         628,425
--------------------------------------------------------------------------------
National Semiconductor Corp./1/                          15,900         413,400
--------------------------------------------------------------------------------
Novellus Systems, Inc./1/                                45,300       1,854,469
--------------------------------------------------------------------------------
NVIDIA Corp./1/                                           1,200          74,569
--------------------------------------------------------------------------------
PMC-Sierra, Inc./1/                                       4,100         694,950
--------------------------------------------------------------------------------
Power-One, Inc./1/                                        1,700         120,594
--------------------------------------------------------------------------------
SDL, Inc./1/                                              3,800         985,150
--------------------------------------------------------------------------------
Semtech Corp./1/                                          1,000          32,250
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                  16,500         809,531
--------------------------------------------------------------------------------
Thermo Electron Corp./1/                                  1,000          29,000
--------------------------------------------------------------------------------
TriQuint Semiconductor, Inc./1/                           2,100          80,456
--------------------------------------------------------------------------------
Virata Corp./1/                                           1,700          32,938
--------------------------------------------------------------------------------
Xilinx, Inc./1/                                          18,000       1,303,875
--------------------------------------------------------------------------------
Zebra Technologies Corp., Cl. A/1/                       32,100       1,406,381
                                                                  --------------
                                                                     27,489,590
--------------------------------------------------------------------------------
Transportation--1.0%
--------------------------------------------------------------------------------
Air Transportation--0.8%
AMR Corp./1/                                              1,000          32,750
--------------------------------------------------------------------------------
Delta Air Lines, Inc.                                    40,100       1,894,725
--------------------------------------------------------------------------------
Southwest Airlines Co.                                    4,000         114,000
                                                                  --------------
                                                                      2,041,475

                    20   OPPENHEIMER DISCIPLINED VALUE FUND

                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Railroads & Truckers--0.2%
Union Pacific Corp.                                      11,600    $    543,750
--------------------------------------------------------------------------------
Shipping--0.0%
United Parcel Service, Inc., Cl. B                        1,600          97,200
--------------------------------------------------------------------------------
Utilities--1.6%
--------------------------------------------------------------------------------
Electric Utilities--0.9%
Conectiv, Inc.                                           66,800       1,198,225
--------------------------------------------------------------------------------
PPL Corp.                                                   700          28,831
--------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                    19,500         809,250
--------------------------------------------------------------------------------
Reliant Energy, Inc.                                        900          37,181
--------------------------------------------------------------------------------
TXU Corp.                                                 3,100         114,894
                                                                  --------------
                                                                      2,188,381
--------------------------------------------------------------------------------
Gas Utilities--0.7%
Enron Corp.                                              17,600       1,444,300
--------------------------------------------------------------------------------
NICOR, Inc.                                               1,100          38,844
--------------------------------------------------------------------------------
Sempra Energy                                             5,400         111,713
--------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                 3,500         146,344
                                                                  --------------
                                                                      1,741,201
                                                                  --------------
Total Common Stocks (Cost $238,140,912)                             238,661,867

                                                      Principal
                                                       Amount
================================================================================
Short-Term Notes--2.3%

Federal Home Loan Bank, 6.45% 11/1/00
(Cost $5,800,000)                                    $5,800,000       5,800,000
================================================================================
Repurchase Agreements--4.6%

Repurchase agreement with Zion First
National Bank, 6.51%, dated 10/31/00, to be
repurchased at $11,847,142 on 11/1/00,
collateralized by U.S. Treasury Nts., 4.25%-7.50%,
2/28/01-2/15/10, with a value of 12,097,299
(Cost $11,845,000)                                   11,845,000      11,845,000
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $255,785,912)           100.2%    256,306,867
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                      (0.2)       (604,934)
                                                          ----------------------
Net Assets                                                100.0%   $255,701,933
                                                          ======================

Footnote to Statement of Investments

1. Non-income-producing security.

See accompanying Notes to Financial Statements.

                    21   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES October 31, 2000
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $255,785,912)--
see accompanying statement                                         $256,306,867
--------------------------------------------------------------------------------
Cash                                                                     18,260
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of capital stock sold                                            114,344
Interest and dividends                                                   82,745
Other                                                                     4,409
                                                                   -------------
Total assets                                                        256,526,625

================================================================================
Liabilities

Payables and other liabilities:
Shares of capital stock redeemed                                        261,213
Shareholder reports                                                     172,196
Transfer and shareholder servicing agent fees                           162,412
Investments purchased                                                    98,713
Distribution and service plan fees                                       55,700
Directors' compensation                                                  55,597
Other                                                                    18,861
                                                                   -------------
Total liabilities                                                       824,692

================================================================================
Net Assets                                                         $255,701,933
                                                                   =============
================================================================================
Composition of Net Assets

Par value of shares of capital stock                               $     15,014
--------------------------------------------------------------------------------
Additional paid-in capital                                          263,113,423
--------------------------------------------------------------------------------
Undistributed net investment income                                   1,774,733
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                                         (9,722,192)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets
and liabilities denominated in foreign currencies                       520,955
                                                                   -------------
Net Assets                                                         $255,701,933
                                                                   =============
================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $181,565,704 and 10,641,582 shares of capital stock outstanding)      $17.06
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                              $18.10
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$64,286,612 and 3,784,501 shares of capital stock outstanding)           $16.99
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $9,848,627 and 587,442 shares of capital stock outstanding)           $16.77
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of 990 and 58 shares of capital stock
outstanding)                                                             $17.07


See accompanying Notes to Financial Statements.

                    22   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

================================================================================
Investment Income

Dividends (net of foreign withholding taxes of $28,476)           $   5,474,889
--------------------------------------------------------------------------------
Interest                                                              1,439,632
                                                                  --------------
Total income                                                          6,914,521

================================================================================
Expenses

Management fees                                                       2,235,663
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 567,773
Class B                                                                 793,888
Class C                                                                 119,942
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 590,887
Class B                                                                 202,220
Class C                                                                  30,257
Class Y                                                                 150,206
--------------------------------------------------------------------------------
Shareholder reports                                                     238,045
--------------------------------------------------------------------------------
Custodian fees and expenses                                              15,197
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Other                                                                    23,353
                                                                  --------------
Total expenses                                                        4,982,431
Less expenses paid indirectly                                            (7,298)
                                                                  --------------
Net expenses                                                          4,975,133

================================================================================
Net Investment Income                                                 1,939,388

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                          (7,502,956)
Closing of futures contracts                                             39,130
Foreign currency transactions                                               192
                                                                  --------------
Net realized loss                                                    (7,463,634)

--------------------------------------------------------------------------------
Net change in unrealized depreciation on:
Investments                                                          (5,319,713)
Translation of assets and liabilities denominated
in foreign currencies                                                  (159,977)
                                                                  --------------
Net change                                                           (5,479,690)
                                                                  --------------
Net realized and unrealized loss                                    (12,943,324)

================================================================================
Net Decrease in Net Assets Resulting from Operations              $ (11,003,936)
                                                                  ==============
See accompanying Notes to Financial Statements.

                    23   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended October 31,                                                              2000           1999
============================================================================================================
Operations

Net investment income                                                          $  1,939,388    $  3,794,053
------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                         (7,463,634)     81,509,276
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                             (5,479,690)    (52,160,614)
                                                                               -----------------------------
Net increase (decrease) in net assets resulting from operations                 (11,003,936)     33,142,715

============================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                          (2,996,645)     (3,566,570)
Class B                                                                                  --        (140,802)
Class C                                                                                  --         (19,197)
Class Y                                                                            (789,687)     (1,509,823)
------------------------------------------------------------------------------------------------------------
Distributions from net realized gain: Class A                                   (55,606,463)    (18,351,792)
Class B                                                                         (14,307,425)     (5,096,352)
Class C                                                                          (2,028,859)       (726,632)
Class Y                                                                         (11,069,300)     (5,276,985)

============================================================================================================
Capital Stock Transactions

Net decrease in net assets resulting from capital stock transactions:
Class A                                                                        (142,579,205)    (61,766,766)
Class B                                                                         (21,169,838)    (19,938,207)
Class C                                                                          (2,279,249)     (3,572,259)
Class Y                                                                         (66,839,216)    (61,262,769)

============================================================================================================
Net Assets

Total decrease                                                                 (330,669,823)   (148,085,439)
------------------------------------------------------------------------------------------------------------
Beginning of period                                                             586,371,756     734,457,195
                                                                               -----------------------------
End of period (including undistributed net investment
income of $1,774,733 and $3,669,521, respectively)                             $255,701,933    $586,371,756
                                                                               =============================


See accompanying Notes to Financial Statements.

                    24   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Class A     Year Ended October 31,                             2000           1999        1998       1997           1996/1/
============================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                        $  20.69        $  20.91    $  23.31    $  19.65      $  17.84
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                            .16             .17         .16        .232           .15
Net realized and unrealized gain (loss)                         (.65)            .64         .32       4.912          1.88
                                                            ----------------------------------------------------------------
Total income (loss) from investment operations                  (.49)            .81         .48        5.14          2.03
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.16)           (.17)       (.12)       (.07)         (.10)
Distributions from net realized gain                           (2.98)           (.86)      (2.76)      (1.41)         (.12)
                                                            ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                                (3.14)          (1.03)      (2.88)      (1.48)         (.22)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  17.06        $  20.69    $  20.91    $  23.31      $  19.65
                                                            ================================================================

============================================================================================================================
Total Return, at Net Asset Value/3/                            (2.60)%          3.60%       2.24%      27.60%        11.41%

============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                    $181,566        $392,483    $456,264    $371,810      $180,784
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $234,840        $448,884    $442,138    $234,314      $135,940
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/

Net investment income                                           0.66%           0.68%       0.84%       1.05%         1.01%
Expenses                                                        1.17%           1.02%       0.98%/5/    1.07%/5/      1.13%/5/
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           86%            135%        106%        103%           74%

1. For the 10 months ended October 31, 1996. The Fund changed its fiscal year-end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                    25   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

Class B Year Ended October 31,              2000          1999            1998            1997           1996/1/
===================================================================================================================
Per Share Operating Data
Net asset value, beginning of period   $   20.58       $  20.83         $  23.32      $   19.77     $      18.08
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                (.05)          (.03)             .02            .09/2/           .05
Net realized and unrealized gain (loss)     (.56)           .66              .30           4.91/2/          1.83
                                       ----------------------------------------------------------------------------
Total income (loss) from
investment operations                       (.61)           .63              .32           5.00             1.88
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income          --           (.02)            (.05)          (.04)            (.07)
Distributions from net realized gain       (2.98)          (.86)           (2.76)         (1.41)            (.12)
                                       ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                            (2.98)          (.88)           (2.81)         (1.45)            (.19)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $   16.99       $  20.58         $  20.83      $   23.32     $      19.77
                                       =============================================================================

====================================================================================================================
Total Return, at Net Asset Value/3/        (3.28)%         2.79%            1.47%         26.61%           10.43%

====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                             $  64,287     $  102,736       $  123,260      $  83,291     $      5,854
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $  79,239     $  123,616       $  110,240      $  30,019     $      2,903
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income (loss)               (0.14)%        (0.08)%           0.08%          0.22%            0.22%
Expenses                                    1.93%          1.77%            1.73%/5/       1.84%/5/         1.88%/5/
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       86%           135%             106%           103%              74%


1. For the 10 months ended October 31, 1996. The Fund changed its fiscal year-end from December 31 to October 31. On March 18, 1996, Oppenheimer Funds, Inc. became the investment advisor to the Fund.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


                    26   OPPENHEIMER DISCIPLINED VALUE FUND

Class C Year  Ended October 31,                2000           1999             1998           1997          1996/1/
===================================================================================================================
Per Share Operating Data

Net asset value, beginning of period      $       20.35    $     20.60      $   23.07    $      19.57  $    18.79
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                       (.04)          (.02)           .01             .10/2/      .06
Net realized and unrealized gain (loss)            (.56)           .65            .31            4.85/2/      .94
                                          -------------------------------------------------------------------------
Total income (loss) from
investment operations                              (.60)           .63            .32            4.95        1.00
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                 --           (.02)          (.03)           (.04)       (.10)
Distributions from net realized gain              (2.98)          (.86)         (2.76)          (1.41)       (.12)
                                          -------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (2.98)          (.88)         (2.79)          (1.45)       (.22)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $       16.77     $    20.35     $    20.60     $     23.07  $    19.57
                                          =========================================================================
===================================================================================================================
Total Return, at Net Asset Value/3/               (3.27)%         2.82%          1.47%          26.64%       5.35%

===================================================================================================================
Ratios/Supplemental Data

Net assets, end of period
 (in thousands)                           $       9,849     $   14,582     $   18,204     $    10,243   $     715
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $      11,975     $   17,746     $   15,355     $     4,477   $     342
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income (loss)                      (0.14)%        (0.07)%         0.06%           0.17%       0.04%
Expenses                                           1.93%          1.77%          1.73%/5/        1.86%/5/    1.87%/5/
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              86%           135%           106%            103%         74%


1. For the period from May 1, 1996 (inception of offering) to October 31, 1996.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


                    27   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------


Class Y  Year Ended October 31,                       2000           1999          1998             19971
==========================================================================================================
Per Share Operating Data

Net asset value, beginning of period          $      20.72      $   20.97    $    23.34      $      20.31
----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                  .17/2/         .22           .22               .31/2/
Net realized and unrealized gain (loss)               (.63)/2/        .64           .34              4.20/2/
                                              -----------------------------------------------------------
Total income (loss) from
investment operations                                 (.46)           .86           .56              4.51
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                  (.21)          (.25)         (.17)             (.07)
Distributions from net realized gain                 (2.98)          (.86)        (2.76)            (1.41)
                                              -----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (3.19)         (1.11)        (2.93)            (1.48)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                $      17.07      $   20.72    $    20.97      $      23.34
                                              ============================================================
==========================================================================================================
Total Return, at Net Asset Value/3/                  (2.42)%         3.81%         2.63%            23.62%

==========================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)      $          1      $  76,571    $  136,729      $     90,994
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $     48,714      $  95,765    $  118,010      $     51,775
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                                 1.06%          0.90%         1.19%             1.21%
Expenses                                              0.97%          0.76%         0.62%/5/          0.78%/5/
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 86%           135%          106%              103%

1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                    28   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Disciplined Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                    29   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies Continued

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2000, a credit of $41,122 was made for the Fund's projected benefit obligations and payments of $3,499 were made to retired directors, resulting in an accumulated liability of $47,377 as of October 31, 2000.

     The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of October 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

Expiring
-------------------------
2008           $9,239,162


                    30   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the  classification  of  distributions  to  shareholders  to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2000, amounts have been reclassified to reflect a decrease in undistributed net investment income of $47,844. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    31   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
2. Shares of Capital Stock

The Fund has authorized 500 million of value shares $0.001 par of capital stock of each class. Transactions in shares of capital stock were as follows:


                                Year Ended October 31, 2000    Year Ended October 31, 1999
                                  Shares            Amount      Shares             Amount
------------------------------------------------------------------------------------------
Class A
Sold                              2,615,441    $46,627,592    2,041,059     $   44,361,122
Dividends and/or
distributions reinvested          2,212,164     38,403,153      978,744         21,317,077
Redeemed                        (13,157,255)  (227,609,950)  (5,865,300)      (127,444,965)
                               -----------------------------------------------------------
Net decrease                     (8,329,650) $(142,579,205)  (2,845,497)    $  (61,766,766)
                               ===========================================================
------------------------------------------------------------------------------------------
Class B
Sold                                917,803    $16,207,594    1,150,666     $   24,923,987
Dividends and/or
distributions reinvested            782,867     13,622,443      231,740          5,051,920
Redeemed                         (2,907,576)   (50,999,875)  (2,308,042)       (49,914,114)
                               -----------------------------------------------------------
Net decrease                     (1,206,906)  $(21,169,838)    (925,636)    $  (19,938,207)
                               ===========================================================
------------------------------------------------------------------------------------------
Class C
Sold                                360,348     $6,294,284      205,937    $     4,440,151
Dividends and/or
distributions reinvested            110,349      1,894,720       33,679            725,793
Redeemed                           (599,882)   (10,468,253)    (406,670)        (8,738,203)
                               -----------------------------------------------------------
Net decrease                       (129,185)   $(2,279,249)    (167,054)   $    (3,572,259)
                               ===========================================================
------------------------------------------------------------------------------------------
Class Y
Sold                              1,046,725    $17,938,175    1,062,529    $    22,726,365
Dividends and/or
distributions reinvested            683,909     11,858,987      311,751          6,786,808
Redeemed                         (5,426,667)   (96,636,378)  (4,199,901)       (90,775,942)
                               -----------------------------------------------------------
Net decrease                     (3,696,033)  $(66,839,216)  (2,825,621)   $   (61,262,769)
                               ===========================================================
==========================================================================================

3. Purchases and Sales of Securities

The aggregate cost of proceeds from sales of than short- purchases securities, and other term obligations, for the year$ 304,254,884 ended October and 31, 2000, were $615,616,465, respectively.

As of October 31, 2000, unrealized(depreciation of securities appreciation of on cost for federal income tax purposes of $256,225,969 was:

Gross unrealized appreciation           $26,873,615
Gross unrealized depreciation           (26,792,717)
                                        -----------
Net unrealized appreciation             $    80,898
                                        ===========

                    32   OPPENHEIMER DISCIPLINED VALUE FUND

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides the for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The Fund's management fee for the year ended October 31, 2000, was an annualized rate of before any 0.60%, waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of- pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                         Aggregate                 Class A            Commissions          Commissions         Commissions
                         Front-End               Front-End             on Class A           on Class B          on Class C
                     Sales Charges           Sales Charges                 Shares               Shares              Shares
                        on Class A             Retained by            Advanced by          Advanced by         Advanced by
Year Ended                  Shares             Distributor         Distributor/1/       Distributor/1/      Distributor/1/
--------------------------------------------------------------------------------------------------------------------------
October 31, 2000          $370,966                $174,293                $54,817             $372,763             $28,351

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                           Class A                  Class B                      Class C
                               Contingent Deferred      Contingent Deferred          Contingent Deferred
                                     Sales Charges            Sales Charges                Sales Charges
Year Ended                 Retained by Distributor              Retained by      Retained by Distributor
--------------------------------------------------------------------------------------------------------
October 31, 2000                            $8,126                 $272,883                       $3,330

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                    33   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
4. Fees and Other Transactions with Affiliates Continued

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2000, payments under the Class A plan totaled $567,773 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $279,692 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 2000, were as follows:


                                                                Distributor's    Distributor's
                                                                    Aggregate     Unreimbursed
                                                                 Unreimbursed    Expenses as %
                    Total Payment      Amount Retained               Expenses    of Net Assets
                       Under Plan       by Distributor             Under Plan         of Class
----------------------------------------------------------------------------------------------
Class B Plan              $793,88             $631,743             $2,474,648             3.85%
Class C Plan              119,942               28,498                253,858             2.58

                    34   OPPENHEIMER DISCIPLINED VALUE FUND

================================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

     The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments if applicable.

================================================================================
6. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                    35   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the year ended or at October 31, 2000.


                    36   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


================================================================================
The Board of Directors and Shareholders of
Oppenheimer Disciplined Value Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Disciplined Value Fund as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the 10-month period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Value Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the 10-month period ended October 31, 1996, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
November 21, 2000

                    37   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends and distributions of $3.1457, $2.9849, $2.9849 and $3.1978 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 9, 1999, of which $2.3961 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended October 31, 2000, which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                    38   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

OPPENHEIMER DISCIPLINED VALUE FUND
--------------------------------------------------------------------------------

A Series of Oppenheimer Series Fund, Inc.
================================================================================
Officers and Directors          Leon Levy, Chairman of the Board of Directors
                                Donald W. Spiro, Vice Chairman of the Board
                                  of Directors
                                Bridget A. Macaskill, Director and President
                                Robert G. Galli,Director
                                Phillip A. Griffiths, Director
                                Benjamin Lipstein,Director
                                Elizabeth B. Moynihan, Director
                                Kenneth A. Randall, Director
                                Edward V. Regan,Director
                                Russell S. Reynolds, Jr., Director
                                Clayton K. Yeutter,Director
                                Charles Albers, Vice President
                                Alan Gilston,Vice President
                                John Kowalik, Vice President
                                Christopher Leavy,Vice President
                                Nikolaos Monoyios,Vice President
                                Andrew J. Donohue,Secretary
                                Brian W. Wixted,Treasurer
                                Robert J. Bishop,Assistant Treasurer
                                Scott T. Farrar,Assistant Treasurer
                                Robert G. Zack, Assistant Secretary
================================================================================
Investment Advisor              OppenheimerFunds,Inc.

================================================================================
Distributor                     OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder        OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                    The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors            KPMG LLP

================================================================================

Legal Counsel                   Mayer, Brown & Platt

                                For more complete information about Oppenheimer Disciplined Value Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

                                Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                                Oppenheimer funds are distributed by
                                OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

                                (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

                   39     OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

==============================================================================================
Global Equity
                     Developing Markets Fund             Global Fund
                     International Small Company Fund    Quest Global Value Fund
                     Europe Fund                         Global Growth & Income Fund
                     International Growth Fund
==============================================================================================
Equity
                     Stock                               Stock & Bond
                     Emerging Technologies Fund          Main Street(R)Growth & Income Fund
                     Enterprise Fund                     Quest Opportunity Value Fund
                     Discovery Fund                      Total Return Fund
                     Main Street(R)Small Cap Fund         Quest Balanced Value Fund
                     Quest Small Cap Fund1               Capital Income Fund
                     MidCap Fund                         Multiple Strategies Fund
                     Main Street(R)Opportunity Fund       Disciplined Allocation Fund
                     Growth Fund                         Convertible Securities Fund
                     Capital Appreciation Fund
                     Large Cap Growth Fund               Specialty
                     Disciplined Value Fund              Real Asset Fund(R)
                     Quest Capital Value Fund            Gold & Special Minerals Fund
                     Quest Value Fund
                     Trinity Growth Fund
                     Trinity Core Fund
                     Trinity Value Fund
==============================================================================================
Fixed Income
                     Taxable                             Municipal
                     International Bond Fund             California Municipal Fund3
                     World Bond Fund/2/                  Main Street(R)California Municipal
                     High Yield Fund                     Fund2,3
                     Champion Income Fund                Florida Municipal Fund3
                     Strategic Income Fund               New Jersey Municipal Fund3
                     Bond Fund                           New York Municipal Fund3
                     Senior Floating Rate Fund           Pennsylvania Municipal Fund3
                     U.S. Government Trust               Municipal Bond Fund
                     Limited-Term Government Fund        Insured Municipal Fund2
                                                         Intermediate Municipal Fund

                                                         Rochester Division
                                                         Rochester Fund Municipals
                                                         Limited Term New York Municipal Fund
==============================================================================================
Money Market/4/
                     Money Market Fund                Cash Reserves

1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.
2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund subject to shareholder approval.
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


                    40   OPPENHEIMER DISCIPLINED VALUE FUND

--------------------------------------------------------------------------------

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.
--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions/1/
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your  investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
Ticker Symbols  Class A: CGRWX Class B: CGRBX   Class C: CGRCX   Class Y: CGRYX
--------------------------------------------------------------------------------
1. At times this website may be inaccessible or its transaction feature may be unavailable.

                                                     [LOGO OF OPPENHEIMER FUNDS]

RA0375.001.1000    December 30, 2000